EXHIBIT 99.1

CIRCOR Reports First-Quarter 2017 Financial Results

Burlington, MA - April 28, 2017 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for markets including oil & gas, aerospace, power, process and industrial solutions, today announced financial results for the first quarter ended April 2, 2017.

First-Quarter 2017 Highlights

•	Revenue of $145 million, GAAP EPS of $0.29 and Adjusted EPS of $0.32

•	Energy orders of $104 million, up 45%; 25% organically

•	Advanced Flow Solutions orders of $80 million, up 26% organically

•	Operating Cash Flow of $16 million and Free Cash Flow of $13 million

“CIRCOR delivered solid first-quarter results with revenue of $145 million and adjusted earnings per share of $0.32,” said Scott Buckhout, President and Chief Executive Officer. “Orders in our Energy segment were up 45% due to strong demand in our Distributed Valves business and our recent acquisition of Critical Flow Solutions. In our Advanced Flow Solutions segment, we reported a 26% organic increase in orders primarily due to strength in our aerospace and defense businesses. We expect this increase in order activity to translate into strong revenue growth and margin expansion as we progress through the year.”

“During the first quarter, we generated $16 million in cash from operations, and more than $13 million in free cash flow,” added Buckhout. “Our strong cash flow performance is a direct result of our continuous improvement actions focused on improving working capital performance.”

“We remain optimistic about the market outlook across the majority of our end markets. Going forward, we will continue to focus on creating long-term value for shareholders by investing in growth, expanding margins, generating strong free cash flow, and being disciplined with capital deployment,” concluded Buckhout.

Second-Quarter 2017 Guidance
The Company will provide its guidance for the second quarter of 2017 during the conference call later today.

1.
Consolidated and Segment Results for Q1 2017 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $1.7 million ($0.6 million, net of tax). These charges include (i) $2.6 million charge for non-cash acquisition-related intangible amortization expense, (ii) $1.5 million charge related to other restructuring activities, primarily the exit of manufacturing operations in China and France restructuring actions; and (iii) $2.3 million net special gain primarily related to updating fair value estimates related to the purchase of Critical Flow Solutions, partially offset by Brazil losses incurred subsequent to our Q1 2016 closure of manufacturing operations. Consolidated and Segment Results for Q1 2016 exclude special and restructuring charges totaling $5.8 million ($4.8 million, net of tax). These charges include (i) $2.8 million charge related to the closure of the Brazil manufacturing operations; (ii) $1.9 million charge for non-cash acquisition-related intangible amortization expense; (iii) fixed asset write-down of $1.4 million for the closure of the California machining facility; and (iv) other items for a net gain of $0.3 million.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information

CIRCOR International will hold a conference call to review its financial results today, April 28, 2017, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures

Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt and free cash flow are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.
Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.

CIRCOR International, Inc. designs, manufactures and markets flow control solutions and other highly engineered products and sub-systems for markets including oil & gas, aerospace, power, process and industrial solutions. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended
	April 2, 2017	April 3, 2016
Net revenues	$145,208	$150,798
Cost of revenues	98,575	105,565
GROSS PROFIT	46,633	45,233
Selling, general and administrative expenses	40,089	37,799
Special and restructuring (recoveries) charges, net	(810)	1,939
OPERATING INCOME	7,354	5,495
Other expense (income):
Interest expense, net	1,669	631
Other expense (income), net	225	(528)
TOTAL OTHER EXPENSE, NET	1,894	103
INCOME BEFORE INCOME TAXES	5,460	5,392
Provision for income taxes	687	1,520
NET INCOME	$4,773	$3,872
Earnings per common share:
Basic	$0.29	$0.24
Diluted	$0.29	$0.23
Weighted average number of common shares outstanding:
Basic	16,458	16,381
Diluted	16,691	16,481
Dividends declared per common share	$0.0375	$0.0375

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Three Months Ended
	April 2, 2017	April 3, 2016
OPERATING ACTIVITIES
Net income	$4,773	$3,872
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,798	3,263
Amortization	3,092	2,529
Bad debt recovery	(54)	(848)
Loss on write down of inventory	548	2,525
Compensation expense of share-based plans	738	1,538
Tax effect of share-based plan compensation	—	92
Change in fair value of contingent consideration	(2,500)	—
(Gain) Loss on sale or write down of property, plant and equipment	(110)	1,503
Changes in operating assets and liabilities, net of effects of acquisition:
Trade accounts receivable	14,018	11,089
Inventories	2,030	8,486
Prepaid expenses and other assets	(4,297)	(4,287)
Accounts payable, accrued expenses and other liabilities	(5,841)	(22,108)
Net cash provided by operating activities	16,195	7,654
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(3,001)	(4,021)
Proceeds from the sale of property, plant and equipment	190	87
Business acquisition working capital adjustment	1,467	—
Net cash used in investing activities	(1,344)	(3,934)
FINANCING ACTIVITIES
Proceeds from long-term debt	34,900	35,139
Payments of long-term debt	(43,100)	(27,871)
Dividends paid	(624)	(625)
Proceeds from the exercise of stock options	295	111
Tax effect of share-based plan compensation	—	(92)
Net cash (used in) provided by financing activities	(8,529)	6,662
Effect of exchange rate changes on cash and cash equivalents	1,055	1,657
INCREASE IN CASH AND CASH EQUIVALENTS	7,377	12,039
Cash and cash equivalents at beginning of period	58,279	54,541
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$65,656	$66,580

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	April 2, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$65,656	$58,279
Trade accounts receivable, less allowance for doubtful accounts of $4,748 and $5,056, respectively	120,344	133,046
Inventories	147,915	149,584
Prepaid expenses and other current assets	33,543	29,557
Total Current Assets	367,458	370,466
PROPERTY, PLANT AND EQUIPMENT, NET	99,271	99,713
OTHER ASSETS:
Goodwill	206,795	206,659
Intangibles, net	133,339	135,778
Other assets	8,090	8,140
TOTAL ASSETS	$814,953	$820,756
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$51,398	$46,767
Accrued expenses and other current liabilities	54,679	50,707
Accrued compensation and benefits	16,457	20,249
Total Current Liabilities	122,534	117,723
LONG-TERM DEBT	243,000	251,200
DEFERRED INCOME TAXES	12,454	13,657
OTHER NON-CURRENT LIABILITIES	21,428	33,766
SHAREHOLDERS’ EQUITY:
Common stock	179	178
Additional paid-in capital	291,586	289,423
Retained earnings	269,109	265,543
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(70,865)	(76,262)
Total Shareholders’ Equity	415,537	404,410
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$814,953	$820,756

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended
	April 2, 2017	April 3, 2016
ORDERS (1)
Energy	$103.9	$71.4
Advanced Flow Solutions	80.2	65.4
Total orders	$184.1	$136.8

BACKLOG (2)	April 2, 2017	April 3, 2016
Energy	$146.2	$122.7
Advanced Flow Solutions	135.6	137.3
Total backlog	$281.8	$260.0

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders, including backlog associated with acquisitions.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET REVENUES
Energy	$83,409	$80,736	$68,901	$89,000	$322,046	$80,135
Advanced Flow Solutions	67,389	65,656	65,932	69,236	268,213	65,073
Total	$150,798	$146,392	$134,833	$158,236	$590,259	$145,208

SEGMENT OPERATING INCOME
Energy	$9,296	$9,293	$6,755	$9,276	$34,619	$6,864
Advanced Flow Solutions	8,452	8,064	8,008	8,939	33,463	7,711
Corporate expenses	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)	(5,479)
Adjusted Operating Income	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096

SEGMENT OPERATING MARGIN %
Energy	11.1%	11.5%	9.8%	10.4%	10.7%	8.6%
Advanced Flow Solutions	12.5%	12.3%	12.1%	12.9%	12.5%	11.8%
Adjusted Operating Margin	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET CASH PROVIDED BY OPERATING ACTIVITIES	$7,654	$10,100	$21,196	$20,449	$59,399	$16,195
LESS:
Capital expenditures, net of sale proceeds	3,934	1,926	3,730	3,402	12,992	2,811
FREE CASH FLOW	$3,720	$8,174	$17,466	$17,047	$46,407	$13,384
TOTAL DEBT	$97,800	$97,600	$92,400	$251,200	$251,200	$243,000
LESS:
Cash & cash equivalents	66,580	72,970	84,929	58,279	58,279	65,656
NET DEBT	$31,220	$24,630	$7,471	$192,921	$192,921	$177,344
TOTAL SHAREHOLDERS' EQUITY	$414,107	$411,367	$416,598	$404,410	$404,410	$415,537

TOTAL DEBT AS % OF EQUITY	24%	24%	22%	62%	62%	58%
NET DEBT AS % OF EQUITY	8%	6%	2%	48%	48%	43%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—
Impairment charges	—	—	208	—	208	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)
Income tax impact	(954)	(1,611)	(1,519)	(4,487)	(8,571)	(1,137)
ADJUSTED NET INCOME	$8,683	$8,781	$7,626	$7,932	$33,022	$5,378

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.23	$0.23	$0.27	$(0.12)	$0.61	$0.29
LESS:
Restructuring related inventory charges	0.12	—	—	0.05	0.17	—
Amortization of inventory step-up	—	—	—	0.08	0.08	—
Impairment charges	—	—	0.01	—	0.01	—
Restructuring charges, net	0.07	0.20	0.14	0.14	0.54	0.09
Acquisition amortization	0.11	0.12	0.11	0.26	0.60	0.15
Special charges (recoveries), net	0.05	0.08	0.02	0.35	0.50	(0.14)
Income tax impact	(0.06)	(0.10)	(0.09)	(0.27)	(0.52)	(0.07)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.52	$0.53	$0.46	$0.48	$1.99	$0.32

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773
LESS:
Interest expense, net	(631)	(605)	(605)	(1,468)	(3,310)	(1,669)
Depreciation	(3,263)	(3,213)	(3,138)	(3,690)	(13,304)	(3,798)
Amortization	(2,529)	(2,569)	(2,488)	(4,730)	(12,316)	(3,092)
(Provision for) benefit from income taxes	(1,520)	(1,478)	1,673	1,746	421	(687)
EBITDA	$11,815	$11,678	$8,976	$6,140	$38,610	$14,019
LESS:
Restructuring related inventory charges	(1,958)	(75)	—	(813)	(2,846)	—
Amortization of inventory step-up	—	—	—	(1,366)	(1,366)	—
Impairment charges	—	—	(208)	—	(208)	—
Restructuring charges, net	(1,163)	(3,259)	(2,252)	(2,301)	(8,975)	(1,458)
Special (charges) recoveries, net	(776)	(1,334)	(379)	(5,707)	(8,196)	2,268
ADJUSTED EBITDA	$15,712	$16,346	$11,815	$16,327	$60,201	$13,209

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
GAAP OPERATING INCOME (LOSS)	$5,495	$5,347	$3,513	$(3,437)	$10,918	$7,354
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—
Impairment charges	—	—	208	—	208	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)
ADJUSTED OPERATING INCOME	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096

GAAP OPERATING MARGIN	3.6%	3.7%	2.6%	(2.2)%	1.8%	5.1%
LESS:
Restructuring related inventory charges	1.3%	0.1%	—%	0.5%	0.5%	—%
Amortization of inventory step-up	—%	—%	—%	0.9%	0.2%	—%
Impairment charges	—%	—%	0.2%	—%	—%	—%
Restructuring charges, net	0.8%	2.2%	1.7%	1.5%	1.5%	1.0%
Acquisition amortization	1.2%	1.3%	1.4%	2.7%	1.7%	1.8%
Special charges (recoveries), net	0.5%	0.9%	0.3%	3.6%	1.4%	(1.6)%
ADJUSTED OPERATING MARGIN	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%